SUPPLEMENT DATED NOVEMBER 7, 2023
To the following variable annuity prospectus dated May 1, 2023:
Allianz Index Advantage® New York Variable Annuity Contract
issued on or after January 1, 2023

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

This supplement outlines changes to the prospectus for new contracts issued on or after November 14, 2023. It is for informational purposes and requires no action on your part.

Beginning November 14, 2023, the maximum issue age for the Allianz Index Advantage® New York Variable Annuity is age 85.

Accordingly, the first paragraph of Section 3, Purchasing the Contract, is revised to state “To purchase this contract, on the Issue Date all Owners and the Annuitant must be age 85 or younger.”

PRO-006-0523
(INY-003)